UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Portola Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANNUAL MEETING OF STOCKHOLDERS OF PORTOLA PHARMACEUTICALS, INC. June 8, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18320 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330303000000000000 7 060818 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Class II directors to hold office until the 2021 Annual Meeting of Stockholders: NOMINEES: 2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) O Dennis Fenton, Ph.D. O Charles Homcy, M.D. O David C. Stump, M.D. the authorized number of shares of common stock from 100,000,000 to 150,000,000 shares. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement. 4. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 5. To conduct any other business properly brought before the meeting. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.